PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

Dear Shareholder:

     It all came together for the Preferred Income Opportunity Fund in the fiscal third quarter that ended August 31, 2000. The result was a very strong total return of 9.1% on the Fund's net asset value. This more than offset the disappointing results in the first half of the year and resulted in a positive total return of 4.6% for fiscal 2000 to date.

     The Fund's success in the most recent fiscal quarter was the cumulative result of several factors, none of which was really big news on its own:

  (Bullet) Yields on long-term Treasury bonds declined somewhat. This helped the value of the Fund's preferred portfolio, but it hurt the results on our hedges. On balance, it did us more good than harm.

  (Bullet) The preferred market moderately outperformed the long-term Treasury bonds on which our hedges are based. Although preferreds only recovered a small portion of the beating that they had taken versus Treasuries in previous quarters, we were happy to have this extra boost.

  (Bullet) Through active management of the Fund's  portfolio,  we were able to take advantage of out-of-line values in various sectors of the preferred market that were created by the general stress in the fixed income markets. This added a significant layer of "frosting" to the cake.

     The rewards for being in the right place at the right time within the preferred market have been particularly great this year. For example, look at the gyrations of "retail hybrid preferreds", i.e. $25 par value issues that are typically designed to be sold to individual investors. Those preferreds generally got quite cheap relative to other preferreds in December of 1999 (tax selling!), recovered a few months later, became cheap again in the late spring of 2000, and recently recovered again. The Fund's results in the last quarter underscored the benefits of exploiting moves like this, but the groundwork was really laid in previous months.

     The Fund's Board of Directors recently approved the purchase of options on interest rate swaps (called "swaptions") as an additional hedging tool that the Fund may use depending on market conditions. Traditionally, the Fund has hedged solely by purchasing put options on Treasury bond futures contracts. In view of the potential shrinkage of the Treasury bond market due to federal budget surpluses, however, we may need greater flexibility going forward. A more detailed discussion of our hedging strategies appears in the Fund's most recent semi-annual report, which is available on our web site at WWW.PREFERREDINCOME.COM.

     The market price of the Fund's shares has stayed within a fairly narrow range as the net asset value has increased in recent months. As a result, the discount of the market from NAV has increased slightly to over 11% at the moment. Our web site at WWW.PREFERREDINCOME.COM also contains continually updated data on the discount.

                                Sincerely,

                                /S/ SIGNATURE - Robert T. Flaherty

                                Robert T. Flaherty
                                CHAIRMAN OF THE BOARD

September 22, 2000

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
SUMMARY OF INVESTMENTS
August 31, 2000 (Unaudited)
----------------------------------------------
                                                                     PERCENT
                                                      VALUE          OF TOTAL
                                                     (000'S)        NET ASSETS
                                                    --------        ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities ..................................   $ 10,268            5.4%
     Banking ....................................     10,469            5.5
                                                    --------          -----
         Total Adjustable Rate ..................     20,737           10.9
                                                    --------          -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities ..................................     65,320           34.3
     Banking ....................................     34,510           18.1
     Financial Services .........................     28,884           15.1
     Insurance ..................................     16,221            8.5
     Oil and Gas ................................     16,207            8.5
     Miscellaneous Industries ...................      2,704            1.4
                                                    --------          -----
         Total Fixed Rate .......................    163,846           85.9
                                                    --------          -----

TOTAL PREFERRED STOCKS AND SECURITIES ...........    184,583           96.8
COMMON STOCKS
     Utilities ..................................      2,237            1.2
COMMERCIAL PAPER ................................      1,964            1.0
PURCHASED PUT OPTIONS ...........................        639            0.4
                                                    --------          -----
TOTAL INVESTMENTS ...............................    189,423           99.4
OTHER ASSETS AND LIABILITIES (NET) ..............      1,215            0.6
                                                    --------          -----
     TOTAL NET ASSETS ...........................   $190,638          100.0%
                                                    ========          =====
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                                                        DIVIDEND
                                                      DISTRIBUTION      NET ASSET        NYSE         REINVESTMENT
                                                          PAID            VALUE      CLOSING PRICE      PRICE (1)
                                                       ----------      ------------  -------------    ------------
December 31, 1999 ...............................       $0.5800          $10.82        $10.4375          $10.55
January 31, 2000 ................................        0.0680           10.76          9.6250            9.73
February 29, 2000 ...............................        0.0680           10.61          9.5000            9.54
March 31, 2000 ..................................        0.0680           10.78          9.3125            9.59
April 30, 2000 ..................................        0.0680           10.35          9.6875            9.65
May 31, 2000 ....................................        0.0680           10.08          9.1875            9.24
June 30, 2000 ...................................        0.0680           10.44          9.5625            9.60
July 31, 2000 ...................................        0.0680           10.57          9.5625            9.66
August 31, 2000 .................................        0.0680           10.77          9.5625            9.62

--------------------
  (1)Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                   NINE MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
                                 -----------------------------------------------

OPERATIONS:
     Net investment income ......................................................................       $  9,880,608
     Net realized loss on investments sold ......................................................         (4,571,147)
     Net unrealized appreciation of investments during the period ...............................          1,911,283
                                                                                                        ------------
         Net increase in net assets from operations .............................................          7,220,744
DISTRIBUTIONS:
     Dividends paid from net investment income to MMP* shareholders .............................         (2,916,827)
     Distributions paid from net realized capital gains to MMP* shareholders (3) ................           (191,425)
     Dividends paid from net investment income to Common Stock shareholders (2) .................         (7,821,289)
     Distributions paid from net realized capital gains to Common Stock Shareholders (3) ........         (4,712,758)
                                                                                                        ------------
     Total Distributions ........................................................................        (15,642,299)
                                                                                                        ------------
NET DECREASE IN NET ASSETS: .....................................................................         (8,421,555)
NET ASSETS:
     Beginning of period ........................................................................        199,059,509
                                                                                                        ------------
     End of period ..............................................................................       $190,637,954
                                                                                                        ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                    NINE MONTHS ENDED AUGUST 31, 2000 (UNAUDITED
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

OPERATING PERFORMANCE:
     Net asset value, beginning of period ..........................................................    $      11.50
                                                                                                        ------------
     Net investment income .........................................................................            0.89
     Net realized gain and unrealized depreciation on investments ..................................           (0.24)
                                                                                                        ------------
     Net increase in net asset value resulting from investment operations ..........................            0.65
DISTRIBUTIONS:
     Dividends paid from net investment income to MMP* Shareholders ................................           (0.26)
     Distributions paid from net realized capital gains to MMP* Shareholders (3) ...................           (0.02)
     Dividends paid from net investment income to Common Stock Shareholders (2) ....................           (0.70)
     Distributions paid from net realized capital gains to Common Stock Shareholders (3) ...........           (0.42)
     Change in accumulated undeclared dividends on MMP* ............................................            0.02
                                                                                                        ------------
     Total distributions ...........................................................................           (1.38)
                                                                                                        ------------
     Net asset value, end of period ................................................................    $      10.77
                                                                                                        ============
     Market value, end of period ...................................................................    $     9.5625
                                                                                                        ============
     Common shares outstanding, end of period ......................................................      11,151,287
                                                                                                        ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income .........................................................................            7.95%**
     Operating expenses ............................................................................            1.61%**
SUPPLEMENTAL DATA:
         Portfolio turnover rate ...................................................................              54%
----------------------------------------------------------------------------------------------------
     Ratio of operating expenses to total average net assets including MMP* ........................            1.01%**

(1) These tables summarize the nine months ended August 31, 2000 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1999.
(2) Includes income earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred(TRADE MARK) Stock.
**  Annualized.

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert T. Flaherty, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Robert T. Flaherty, CFA
     Chairman of the Board
     and President
   Donald F. Crumrine, CFA
     Vice President
     and Secretary
   Robert M. Ettinger, CFA
     Vice President
   Peter C. Stimes, CFA
     Vice President
     and Treasurer

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
   INCOME OPPORTUNITY FUND?
   (BULLET) If your shares are held in a brokerage
            Account, contact your broker.
   (BULLET) If you have physical  possession of your shares
            in certificate form, contact the Fund's Transfer
            Agent & Shareholder Servicing Agent--
                PFPC Inc.
                P.O. Box 1376
                Boston, MA  02104
                1-800-331-1710

THIS  REPORT  IS SENT TO  SHAREHOLDERS  OF  PREFERRED  INCOME  OPPORTUNITY  FUND
INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                [GRAPHIC OMITTED)
                                    PREFERRED
                                     INCOME
                                   OPPORTUNITY
                                      FUND


                                    Quarterly
                                     Report


                                 August 31, 2000


                        web site: www.preferredincome.com